Exhibit 32.2
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Quarterly Report of Trident Microsystems, Inc. (the “Company”), on Form 10-Q for the quarter ended December 31, 2007 (the “Report”), I, Peter J. Mangan, Vice President, Finance and Interim Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:
(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 8, 2008	/s/ Peter J. Mangan
Peter J. Mangan
Vice President, Finance and
Interim Chief Financial Officer